CONYERS

Supplemental Deed

BETWEEN

THE PERSONS NAMED IN SCHEDULE 1 HERETO

AND

EUDA HEALTH HOLDINGS LIMITED

THIS SUPPLEMENTAL DEED is dated 23 July 2024

BETWEEN:

(1) **The persons named in schedule 1 hereto** (each a "**Vendor**" and collectively the "**Vendors**"); and

(2) **EUDA Health Holdings Limited**, a business company incorporated and validly existing under the laws of the British Virgin Islands, whose registered office is located at Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Islands (the "**Company**").

WHEREAS:

(A) The Company and the Vendors entered into a Share Purchase Agreement ("**SPA**"), dated 6 May 2024, pursuant to which the Company issued to the Vendors an aggregate of 10,000,000 ordinary shares listed on Schedule 1 thereto (the "**Registrable Shares**") as consideration for the purchase of all outstanding shares of Fortress Cove Limited, a British Virgin Islands business company which is the sole legal and beneficial owner of the entire share capital of CK Health Plus Sdn Bhd, a Malaysian company ("**CK Health**").

(B) The Company and the Vendors further entered into a deed of waiver and consent on 7 June, 2024 ("**Waiver**"), pursuant to which the Company and the Vendors agreed, among other things, that the Company shall file a Resale Registration Statement on Form F-1 with respect to the Registrable Shares in accordance with the terms of the SPA, as soon as practicable but in no event more than thirty (30) days following the completion and delivery of the audited financial statements of CK Health.

(C) On 1 July, 2024, the Company and the Vendors entered into a share surrender deed pursuant to which the Vendors surrendered certain number of Registrable Shares to the Company for no consideration. The number of Registrable Shares each Vendor holds as of the date of this Supplemental Deed is as specified against his/her name in column (2) of Schedule 1 to this Supplemental Deed.

(D) This Supplemental Deed is supplemental to the SPA, as amended and supplemented by the Waiver (the "**Amended SPA**").

(E) In accordance with clause 13.4 of the Amended SPA, the parties wish to further amend the terms of the Amended SPA.

(F) Terms used in the Amended SPA shall have the same meaning when used herein.

NOW THIS SUPPLEMENTAL DEED WITNESSES as follows:

1. The Company and each Vendor hereby agree, with effect from the date of this Supplemental Deed, the Amended SPA be amended as follows:

Clause 2 of the Waiver be deleted in its entirety; and

Clause 6.2 of the Amended SPA be deleted in its entirety and replaced with the following:

"The Purchaser represents, covenants and warrants that it shall file (at the Purchaser's expense) a resale registration statement on Form F-1 with respect to the Registrable Shares, and if applicable, the Additional Consideration Shares, as soon as practicable upon notice or request in writing from Tan Meng Dong (for himself and as representative of all Vendors), and the Purchaser shall use its best efforts to promptly secure effectiveness of such resale registration statement."

2. It is hereby agreed and declared that, save as herein provided, all other provisions of the Amended SPA shall remain in full force and effect.

3. This Supplemental Deed shall be governed by and construed in accordance with the laws of the British Virgin Islands. The parties hereby irrevocably agree that the courts of the British Virgin Islands shall have exclusive jurisdiction in respect of any dispute, suit, action, arbitration or proceedings ("**Proceedings**") which may arise out of or in connection with this Supplemental Deed and waive any objection to Proceedings in the courts of the British Virgin Islands on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.

4. This Supplemental Deed may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF this Supplemental Deed has been executed as a Deed and is intended to be and is hereby delivered on the date specified above.

The Vendors

Signed, sealed and delivered by	)
Tan Meng Dong	)
in the presence of:	)
	)

____

Name: Vivian Tay

Designation: Accounts Director

Signed, sealed and delivered by)

Zhang Guohui)

in the presence of:)

)

Name: Vivian Tay

Designation: Accounts Director

Signed, sealed and delivered by)

Zhang Xin)

in the presence of:)

)

Name: Vivian Tay

Designation: Accounts Director

Signed, sealed and delivered by)

Chong Yew Phang)

in the presence of:)

)

Name: Ji Li

Designation:

Signed, sealed and delivered by)

Chong Yew Yen)

in the presence of:)

)

Name: Khor Sok Kin

Designation:

SCHEDULE 1

No.	(1) Name of Vendor	(2) Number of Registrable Shares
1.	Tan Meng Dong	3,428,572
2.	Zhang Guohui	1,285,714
3.	Zhang Xin	1,285,714
4.	Chong Yew Phang	1,285,714
5.	Chong Yew Yen	1,285,714